UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2013

SPRINT NEXTEL CORPORATION

(Exact name of registrant as specified in its charter)

Kansas	1-04721	48-0457967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 Sprint Parkway,

Overland Park, Kansas 66251

(Address of principal executive offices, including zip code)

(800) 829-0965

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On July 9, 2013, pursuant to the terms of the Agreement and Plan of Merger, dated as of December 17, 2012, as amended on April 18, 2013, May 21, 2013 and June 20, 2013 (the “Merger Agreement”), by and among Sprint Nextel Corporation, a Kansas Corporation (the “Company”), Collie Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and Clearwire Corporation, a Delaware corporation (“Clearwire”), the Company’s acquisition of Clearwire was consummated. Clearwire filed a Certificate of Merger with the Secretary of State of the State of Delaware, pursuant to which Merger Sub was merged with and into Clearwire at the effective time of the merger, with Clearwire continuing as the surviving corporation and a wholly owned subsidiary of the Company (the “Merger”). At the effective time of the Merger, each issued and outstanding share of Class A common stock of Clearwire, par value $0.0001 per share (other than any shares held by the Company, or SoftBank Corp., a Japanese kabushiki kaisha, or any of their respective affiliates or by any stockholders who properly exercised their appraisal rights under Delaware law) automatically converted into the right to receive $5.00 per share in cash, without interest, less any applicable withholding taxes. The aggregate consideration paid by the Company in the Merger was approximately $3.8 billion.

The foregoing description of the Merger Agreement, the Merger, and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the Merger Agreement as originally executed on December 17, 2012, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 18, 2012; the First Amendment to Agreement and Plan of Merger, dated as of April 18, 2013, by and among the Company, Merger Sub and Clearwire, which was filed as Exhibit (d)(2) to the Company’s amended Schedule 13E-3 filed with the SEC on May 22, 2013; the Second Amendment to Agreement and Plan of Merger, dated as of May 21, 2013, by and among the Company, Merger Sub and Clearwire, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 22, 2013; and the Third Amendment to Agreement and Plan of Merger, dated as of June 20, 2013, by and among the Company, Merger Sub and Clearwire, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 21, 2013; and each is incorporated herein by reference.

Item 2.05	Costs Associated with Exit or Disposal Activities.

In connection with the Merger, the Company expects to exit certain leases related to Clearwire’s commercial offices, cell towers, and all retail stores as well as to reduce employee headcount. The Company expects these actions to result in lease exit, severance, and other costs for which the Company is not able to make a determination of an estimate at this time.

Item 8.01.	Other Events.

On July 9, 2013, the Company issued a press release announcing the consummation of the Merger. A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The financial information required pursuant to Item 9.01(a) of Form 8-K will be filed within 71 calendar days after the date on which this report on Form 8-K must be filed.

(b)	Pro Forma Financial Information.

The pro forma financial information required pursuant to Item 9.01(b) of Form 8-K will be filed within 71 calendar days after the date on which this report on Form 8-K must be filed.

(c)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 17, 2012, by and among the Company, Merger Sub and Clearwire (incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K, dated and filed December 18, 2012).

2.2	First Amendment to Agreement and Plan of Merger, dated as of April 18, 2013, by and among the Company, Merger Sub and Clearwire (incorporated by reference to Exhibit (d)(2) to the Company’s Schedule 13E-3/A, dated and filed May 22, 2013).

2.3	Second Amendment to Agreement and Plan of Merger, dated as of May 21, 2013, by and among the Company, Merger Sub and Clearwire (incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K, dated and filed May 22, 2013).

2.4	Third Amendment to Agreement and Plan of Merger, dated as of June 20, 2013, by and among the Company, Merger Sub and Clearwire (incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K, dated and filed June 21, 2013).

99.1	Press Release, dated July 9, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINT NEXTEL CORPORATION
Date: July 9, 2013

	By:	/s/ Charles R. Wunsch
	Name:	Charles R. Wunsch
	Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 17, 2012, by and among the Company, Merger Sub and Clearwire (incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K, dated and filed December 18, 2012).

2.2	First Amendment to Agreement and Plan of Merger, dated as of April 18, 2013, by and among the Company, Merger Sub and Clearwire (incorporated by reference to Exhibit (d)(2) to the Company’s Schedule 13E-3/A, dated and filed May 22, 2013).

2.3	Second Amendment to Agreement and Plan of Merger, dated as of May 21, 2013, by and among the Company, Merger Sub and Clearwire (incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K, dated and filed May 22, 2013).

2.4	Third Amendment to Agreement and Plan of Merger, dated as of June 20, 2013, by and among the Company, Merger Sub and Clearwire (incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K, dated and filed June 21, 2013).

99.1	Press Release, dated July 9, 2013.

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